Exhibit 99.1

ELECTION FORM AND LETTER OF TRANSMITTAL

To accompany certificates of common stock, par value $0.08 per share, of Commercial Bankshares, Inc.

DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed)
Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	Certificate No(s)	Number of Shares

TOTAL SHARES è

Mail or overnight deliver this Election Form and Letter of Transmittal. together with the certificate(s) representing your shares, to the Exchange Agent:

Computershare Investor Services

By Mail (First Class, Registered or Certified)	By Overnight Courier
Computershare c/o Voluntary Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208	Computershare c/o Voluntary Corporate Actions 161 Bay State Drive Braintree, MA 02184

Method of delivery of the certificate(s) is at the option and risk of the owner thereof.    See Instruction 6.

ELECTION DEADLINE IS 5:00 P.M., EASTERN TIME, ON MAY 18, 2007

(Computershare Investor Services must receive your election materials no later than this time.)

Pursuant to the terms of the Agreement and Plan of Merger, dated as of January 23, 2007 (“Merger Agreement”) by and between The Colonial BancGroup, Inc. (“Colonial”) and Commercial Bankshares, Inc. (“Commercial”), upon consummation of the merger of Colonial and Commercial, each share of Commercial common stock will be converted into the right to receive either 2.0214 shares of Colonial common stock or $49.00 cash or any combination thereof; provided that pursuant to the terms of the Merger Agreement, Colonial must pay cash consideration for 50% of the outstanding shares of Commercial common stock, and Colonial must pay consideration in the form of Colonial common stock for the other 50% of the outstanding shares of Commercial common stock. Consequently, if Commercial shareholders in the aggregate elect to receive cash consideration for greater than 50% of the outstanding shares of Commercial common stock, then Commercial shareholders who have elected cash will have the amount of cash they receive reduced and the amount of stock they receive increased on a pro rata basis, and if Commercial shareholders in the aggregate elect to receive stock consideration for greater than 50% of the outstanding shares of Commercial common stock, then Commercial shareholders who have elected stock will have the amount of stock they receive reduced and the amount of cash they receive increased on a pro rata basis. Accordingly, depending on the elections of other Commercial stockholders, the amount of cash and/or stock that you receive may differ from the amounts you elect to receive.

Commercial shareholders are being given the opportunity to elect the form of consideration to be received by them in the merger. For a full discussion of the merger and effect of this election, see the proxy statement-prospectus dated April 18, 2007. If you have any questions about this Election Form, please call Bruce Steinberger or Barbara Reed at (305) 267-1200.

This election governs the consideration that you, as a shareholder of Commercial, will receive if the merger is approved and consummated. This election may also affect the income tax treatment of the consideration that you receive.

Complete the box on page 2 to make an election (1) to have all of your shares of Commercial common stock converted into the right to receive shares of Colonial common stock (a “Stock Election”), OR (2) to have all of your shares of Commercial common stock converted into the right to receive $49.00 in cash (a “Cash Election”), OR (3) to have the indicated number of your shares of Commercial common stock converted into the right to receive shares of Colonial common stock and the remainder of your shares converted into the right to receive $49.00 in cash (“Mixed Election”) OR (4) to indicate that you make no election. If the “NON-ELECTION” box is checked, you will be deemed to have elected to receive 1.0107 shares of Colonial common stock and $24.50 in cash for each share of Commercial common stock that you own (subject to proration as described above).

To be effective, this Election Form and Letter of Transmittal must be properly completed, signed and delivered to the Exchange Agent, together with the certificates representing your shares, at the address above prior to the Election Deadline.

ELECTION
I hereby elect to receive the following as consideration for my shares of Commercial common stock. I understand that all elections, including non-elections, will be subject to proration. (check only one box)

☐	STOCK ELECTION—Each share of Commercial common stock converted into 2.0214 shares of Colonial common stock.	☐	NON-ELECTION You will be deemed to have made a NON-ELECTION if:
☐	CASH ELECTION—Each share of Commercial common stock converted into cash payment of $49.00 per share.	A.	No choice is indicated above;

☐	MIXED ELECTION	B.	You fail to follow the instructions on this Election Form and Letter of Transmittal (including submission of your Commercial common stock certificates) or otherwise fail properly to make an election; or

(insert number)

shares of Commercial common stock

converted into 2.0214 shares of Colonial common stock per share of Commercial common stock. My remaining shares of Commercial common stock converted into cash payment of $49.00 per share.

		C.	A completed Election Form and Letter of Transmittal (including submission of your Commercial common stock certificates) is not actually received by the Election Deadline.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for exchange. Please issue the new certificate and/or check in the name shown above to the above address unless instructions are given in the boxes below.

SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
Complete ONLY if the new certificate and/or check is to be issued in a name that differs from the name on the surrendered certificate(s). Issue to:	Complete ONLY if the new certificate and/or check is to be mailed to an address other than the address reflected above. Mail to:

Name:	Name:

Address:	Address:

(Please also complete Substitute Form W-9 on page 3 AND see instructions regarding signature guarantee. See Instructions 7 and 8)	See Instructions 8 and 9

YOU MUST SIGN IN THE BOX BELOW

* SIGNATURE(S) REQUIRED * Signature(s) of Registered Holder(s) or Agent	SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 8.

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 7 and 8.

Unless the shares are tendered by the registered holder(s) of the common stock, or for the account of a member of a “Medallion Guarantee Program”, your signature(s) must be guaranteed by a member of that program.

Registered Holder	Authorized Signature
Registered Holder	Name of Firm
Title, if any	Address of Firm—Please Print

Date: Phone No.:

Also: Sign and provide your tax ID number on page 3 of this form.

IMPORTANT TAX INFORMATION

Under the Federal income tax law, a non-exempt shareholder is required to provide the Exchange Agent with such shareholder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering shareholder to 28% federal backup withholding tax on the payment of any cash. If the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 28% on all payments to such surrendering shareholders of any cash consideration due for their former shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Exchange Agent.

PAYER: COMPUTERSHARE INVESTOR SERVICES

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see Taxpayer Identification Number on Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Social Security Number – –

For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

or

Note: If the account is in more than one name, see the chart on Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.		Employer identification number –
Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).

Certification instructions.    You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Sign Here	Signature of U.S. Person	Date

INSTRUCTIONS

(Please read carefully the instructions below)

1.    Election Deadline:    For any election contained herein to be considered, this Election Form and Letter of Transmittal, or a facsimile thereof, properly completed and signed, together with the related Commercial common stock certificates, must be received by the Exchange Agent at the address on the front of this Election Form and Letter of Transmittal no later than 5:00 P.M., EASTERN TIME, ON MAY 18, 2007 or earlier if your shares are held by a broker or other nominee or in “street name.” The Exchange Agent, in its sole discretion, will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed.

2.    Revocation or Change of Election Form:    Any Election Form and Letter of Transmittal may be revoked or changed by written notice from the person submitting such form to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made.

3.    Surrender of Certificate(s):    For any election contained herein to be effective, this Election Form and Letter of Transmittal must be accompanied by the certificate(s) evidencing your shares and any required accompanying evidences of authority.

4.    Lost Certificate(s):    If the certificate(s) that a registered holder (or transferee) wants to surrender has been lost or destroyed, the registered holder (or transferee) should call Mellon Investor Services at (866) 865-6326 to report this loss and to arrange for a replacement certificate. The time involved in replacing a certificate may prevent the shareholder from participating in the election and result in the shareholder receiving the default consideration (subject to pro-ration).

5.    Termination of Merger:    In the event of termination of the Merger Agreement, the Exchange Agent will promptly return stock certificates representing shares of Commercial common stock. In such event, shares of Commercial common stock held through nominees are expected to be available for sale or transfer promptly. Certificates representing shares of Commercial common stock held directly by Commercial stockholders will be returned by registered mail. The Exchange Agent and Colonial will use their commercially reasonable efforts to cooperate with Commercial and Commercial stockholders to facilitate return of Commercial stock certificates in the event of termination of the merger agreement, but return of certificates other than by registered mail will only be made at the expense, written direction and risk of Commercial stockholders, accompanied by a pre-paid, pre-addressed return courier envelope sent to the Exchange Agent.

6.    Method of Delivery:    Your old certificate(s) and the Election Form and Letter of Transmittal must be sent or delivered to the Exchange Agent. Do not send them to Colonial or Commercial. The method of delivery of certificates to be surrendered to the Exchange Agent at the address set forth on the front of the Election Form and Letter of Transmittal is at the option and risk of the surrendering shareholder. Delivery will be deemed effective only when received. If the certificate(s) are sent by mail, registered mail with return receipt requested and properly insured is suggested. A return envelope for return by mail is enclosed.

7.    New Certificate/Check Issued in the Same Name:    If the new certificate and/or check are to be issued in the same name as the surrendered certificate is registered, the Election Form and Letter of Transmittal should be completed and signed exactly as the surrendered certificate is registered. Do not sign the certificate(s). Signature guarantees are not required if the certificate(s) surrendered herewith are submitted by the registered owner of such shares who has not completed the section entitled “Special Issuance/Payment Instructions” or are for the account of an Eligible Institution. If any of the shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Election Form and Letter of Transmittal exactly as written on the face of the certificate(s). If any shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations. Election Forms and Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer’s authority to act.

8.    New Certificate/Check Issued in Different Name:    If the section entitled “Special Issuance/Payment Instructions” is completed, then signatures on this Election Form and Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents’ Medallion Program (each an “Eligible Institution”). If the surrendered certificates are registered in the name of a person other than the signer of this Election Form and Letter of Transmittal, or if issuance is to be made to a person other than the signer of this Election Form and Letter of Transmittal, or if the issuance is to be made to a person other than the registered owner(s), then the surrendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

9.    Special Issuance/Payment and Delivery Instructions:    Indicate the name and address in which the new certificate and/or check is to be sent if different from the name and/or address of the person(s) signing this Election Form and Letter of Transmittal. The shareholder is required to give the social security number or employer identification number of the record owner of the Shares. If Special Issuance/Payment Instructions have been completed, the shareholder named therein will be considered the record owner for this purpose.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTION FORM W-9

How to Get a TIN

If you don’t have a taxpayer identification number (a “TIN”), apply for one immediately. To apply, get Form SS-5, Application for a Social Security Number Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for business and all other entities), from your local IRS office. For individuals who do not have and are not eligible to obtain a Social Security Number, apply for an IRS taxpayer identification number on Form W-7 which is available from your local IRS office.

If you do not have a TIN, check the box “Awaiting TIN” and fill out the appropriate certification. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

As soon as you receive your TIN, complete a Form W-9, include your TIN, sign and date the form, and give it to the requester.

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

Sole Proprietor. You must enter your individual name (enter either your social security number (“SSN”) or your employer identification number (“EIN”) in Part 1). You may also enter your business name or “doing business as” name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

Part I – TIN

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter either your SSN or your EIN. Also see the chart on the attached page for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under “How to Get a TIN” above.

Part II – For Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write “Exempt” in the space provided, and sign and date the form.

If you are a nonresident or a foreign entity not subject to backup withholding, give the requester a completed Form W-8BEN, Certificate of Foreign Status.

The following is a list of payees exempt from backup withholding:

(i) an organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code if the account satisfies the requirements of Section 401(f)(2) of the Code;

(ii) the United States or any of its agencies or instrumentalities;

(iii) a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTION FORM W-9

(iv) a foreign government or any of its political subdivisions, agencies or instrumentalities;

(v) an international organization or any of its agencies or instrumentalities;

Other payees that may be exempt from backup withholding include:

(i) a corporation;

(ii) a foreign central bank of issue;

(iii) a dealer in securities or commodities required to register in the United States or a possession of the United States;

(iv) a futures commission merchant registered with the Commodity Futures Trading Commission;

(v) a real estate investment trust;

(iv) an entity registered at all times during the tax year under the Investment Company Act of 1940;

(vii) a common trust fund operated by a bank under Section 584(a) of the Code;

(viii) a financial institution;

(ix) a middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. , Nominee List; or

(x) a trust exempt from tax under Section 664 or described in Section 4947.

For interest and dividends, all above listed payees are exempt except an entity registered under the Investment Company Act of 1940.

Privacy Act Notice – Section 6109 requires you to give your TIN to persons who must report certain payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file certain tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTION FORM W-9

Guidelines for Determining the Proper Name and Identification Number to Give the Requester. –Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the requester.

For this type of account:	Give the SOCIAL SECURITY NUMBER of —	For this type of account:	Give the TAXPAYER IDENTIFICATION number of—

1. An individual’s account	The individual	8. Corporate or LLC electing corporate status on Form 8832 account	The corporation

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	9. Religious, charitable, or educational organization account	The organization

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)	10. Partnership or multi-member LLC account held in the name of the business	The partnership

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	11. Association, club, or other tax-exempt organization	The organization

5.a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	12. A broker or registered nominee	The broker or nominee

5.b. So-called trust account that is not a legal or valid trust under State law	The actual owner (1)	13. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity
6. Sole proprietorship or single-owner LLC account	The owner (4)
7. A valid trust, estate or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (5)

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	Show your individual name. You may also enter your business name. You may use either your Social Security Number or Employer Identification Number.
(5)	List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.